                                                                July 1, 2000
 FUND PROFILE
T. ROWE PRICE
Capital Appreciatio Fund

 A relatively conservative stock fund seeking long-term capital growth.

TROWEPRICELOGO
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

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 What is the fund's objective?

   The fund seeks maximum long-term capital appreciation by investing primarily in common stocks, and it may also hold fixed income and other securities to help preserve principal value in uncertain or declining markets.


 What is the fund's principal investment strategy?

   We will invest primarily in the common stocks of established U.S. companies we believe to have above-average potential for capital growth. Common stocks typically constitute at least half of total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures, and options, in keeping with the fund's objective.

   Our common stocks generally fall into one of two categories: the larger category comprises long-term core holdings whose prices when we buy them are considered low in terms of company assets, earnings, or other factors; and the smaller category comprises opportunistic investments whose prices we expect to rise in the short term but not necessarily over the long term. Since we attempt to prevent losses as well as achieve gains, we typically use a value approach in selecting investments. Our in-house research team seeks to identify companies that seem undervalued by various measures, such as price/ book value, and may be temporarily out of favor but have good prospects for capital appreciation. We may establish relatively large positions in companies we find particularly attractive.

   The fund's approach differs from that of many other funds. We work as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, we search for the best risk/reward values among all types of securities. The portion of the fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the fund's cash reserves may reflect the manager's ability to find companies that meet valuation criteria rather than his market outlook.

   Bonds and convertible securities may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of either of these documents, call 1-800-638-5660.

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 What are the main risks of investing in the fund?

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   A particular risk of our value approach is that some holdings may not recover and provide the capital growth we anticipate. If the fund has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the fund than would be the case with a more diversified fund. Our opportunistic trading approach and willingness to realize gains could result in higher taxable capital gain distributions than other stock funds. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund's share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company's stock.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you are looking for a relatively conservative way to invest for capital growth in the equity market and are willing to accept price declines, the fund could be appropriate for you. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

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 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.

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  Calendar Year Total Returns
  "90"    "91"    "92"   "93"    "94"   "95"    "96"    "97"    "98"   "99"
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 -1.25   21.59   9.36   15.66   3.80   22.57   16.82   16.20   5.77    7.07
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          Quarter ended              Total return

 Best quarter                            3/31/91 12.22%

 Worst quarter                           9/30/90 -9.90%


 Table 1  Average Annual Total Returns
                                            Periods ended 06/30/2000
                                        1 year      5 years       10 years
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  Capital Appreciation Fund                 2.76%       11.73%        11.79%

  S&P 500 Stock Index                       7.24        23.80         17.80
  Lipper Mid-Cap Value Funds Average        5.49        13.49         12.13
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 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

                                                                           4

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 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
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  Management fee                                           0.62%/ // /
  Other expenses                                           0.26%
  Total annual fund operating                              0.88%/ // /
  expenses
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   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods:

   1 year      3 years      5 years       10 years
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    $90         $281         $488          $1,084
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 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Richard P. Howard manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 1989. He joined T. Rowe Price in 1982 and has been managing investments since 1989.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50

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   for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.

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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

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 RPS F72-035
 T. Rowe Price Investment Services, Inc., Distributor